UNITES STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OF 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) SEPTEMBER 23, 2005
                                                        ------------------


                            GFR PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

          NEVADA                          000-27959              77-0517964
--------------------------------------------------------------------------------
 (State or other jurisdiction            Commission           (I.R.S. Employer
of incorporation or organization)        file number         Identification No.)

        Suite 11405 - 201A Street, Maple Ridge, British Columbia V2X 0Y3
             (Address of principal executive office) Zip/Postal Code

                    Issuer's telephone number: (604) 460-8440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. Below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 4.02  Non-Reliance on Previously  Issued Financial  Statements or a Related
Audit Report or Completed Interim Review

Restatement and non-reliance


On September 23, 2005, our independent auditors, Robison, Hill & Co., informed our principal executive officer and principal financial officer that they had discovered and error in our financial statements for the year ended December 31, 2004.

Following our discussion with Robison, Hill & Co., our principal executive officer and principal financial officer determined that the December 31, 2004 financial statements should be restated to reflect the correction of this error as well as the financial statements for the quarters ended March 31, 2005 and June 30, 2005.


GFR Pharmaceuticals, Inc. is filing an amendment to its Annual Report on Form 10-KSB for the year ended December 31, 2004, to amend and restate financial statements and other financial information for the year 2004. We are also filing ammendments to the Quarterly Reports of Form 10-QSB for the quarters ended March 31, 2005 and June 30, 2005.

We are filing these amendments to correct an error relating to the translation of our financial statements from Canadian dollars to U.S. dollars for reporting purposes. The error impacts the year ended December 31, 2004 and the quarters ended March 31, 2005 and June 30, 2005, but has no effect on the financial statements issued in prior fiscal years. The restatement corrects an error within the currency translation adjustment, which should be reported in the equity section of the balance sheet, but was reported in error in the income statement. The impact of the restatement reduced net income by $311,113, net of tax and reduced earnings per share from $0.38 to $0.10 for the year ended December 31, 2004. The restatements for the quarters reduced net income by $109,806, net of tax and reduced earnings per share from $0.13 to $0.03 for the period ended March 31, 2005, and reduced net income by $93,104, net of tax and reduced earnings per share from $0.12 to $0.03 for the period ended June 30, 2005.

In light of the restatement, readers should no longer rely on our previously filed financial statements and other financial information for the year ended December 31, 2004 and the quarters ended March 31, 2005 and June 30, 2005.


Our principal executive officer and principal financial officer have discussed the matters disclosed in this current report on Form 8-K with Robison, Hill & Co. We have provided Robison, Hill & Co. with a copy of this Form 8-K and requested that they furnish a letter addressed to the Commission stating whether they agree with the statements made herein. A copy of the letter from Robison, Hill & Co. has been attached as an exhibit.

Item 9.01 Financial Statements and Exhibits

Exhibits

Letter from Robison, Hill & Co.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            GFR PHARMACEUTICALS, INC.
                                  (Registrant)


Date: December 16, 2005



/s/ Richard Pierce
Richard Pierce,
President, C.E.O. and Director